SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                              _____


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)

             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)
                   February 3, 1995
                   -----------------


             Allegheny & Western Energy Corporation
             ---------------------------------------
     (Exact name of registrant as specified in its charter)


West Virginia                       0-10618        55-0612692
- ------------------------------     -------------   ----------
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 300 Capitol Street, Suite 1600, Charleston, WV       25301
- ----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                         (303) 343-4567
                                              ---------------


- ------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

     As of February 3, 1995, the Registrant entered into the First Amendment to the Agreement and Plan of Merger, dated as of September 30, 1994, among the Registrant, Energy Corporation of America ("ECA"), Energy Systems Corporation, and Appalachian Eastern Systems, Inc., an indirect wholly owned subsidiary of ECA ("AESI"), pursuant to which AESI will be merged with and into the Registrant, which will be the surviving corporation in such merger.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

2(a) First Amendment, dated as of February 3, 1995, among Allegheny & Western Energy Corporation (the "Registrant"), Energy Corporation of America ("ECA"), Eastern Systems Corporation ("ESC"), and Appalachian Eastern Systems, Inc., to the Agreement and Plan of Merger, dated as of September 30, 1994, among the Registrant, ECA and ESC.

                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALLEGHENY & WESTERN ENERGY
                              CORPORATION


                              By:/s/ W. Merwyn Pittman
                                 ------------------------
                                 Name: W. Merwyn Pittman
                                 Title: Vice President,
                                 Chief Financial Officer and
                                 Treasurer




Dated: February 10, 1995

                          EXHIBIT INDEX


                                                  Sequentially
Exhibit        Description                        Numbered Page
- -------        --------------------------------  -------------
2(a)           First Amendment, dated as of            5
               February 3, 1995, among
               Allegheny & Western Energy
               Corporation (the "Registrant"),
               Energy Corporation of America
               ("ECA"), Eastern Systems
               Corporation ("ESC"), and
               Appalachian Eastern Systems,
               to the Agreement and Plan of
               Merger, dated as of September
               30, 1994, among the Registrant,
               ECA and ESC.

                                                    EXHIBIT 2(a)




       FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER


     FIRST AMENDMENT (the "First Amendment"), dated as of February 3, 1995, among Allegheny & Western Energy Corporation, a West Virginia corporation (the "Company"), Energy Corporation of America, a Colorado corporation ("Parent"), Eastern Systems Corporation, a West Virginia corporation and a wholly-owned subsidiary of Parent ("ESC"), and Appalachian Eastern Systems, Inc., a West Virginia corporation and an indirect wholly-owned subsidiary of Parent ("AESI"), to the AGREEMENT AND PLAN OF MERGER, dated as of September 30, 1994, among the Company, Parent and ESC (the "Merger Agreement").


                            RECITALS

     WHEREAS, the Boards of Directors of Parent and the Company each determined that it is in the best interests of their respective shareholders for Parent to acquire the Company upon the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS, the Company, Parent, ESC and AESI desire to amend the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

     2.   Amendment.

     2.1 Parties to the Merger. All references to "Merger Sub" in the Merger Agreement shall be deemed to refer to AESI as of the date of this First Amendment.

     2.1 The Merger. Section 1.1 of the Merger Agreement shall be deleted and replaced in its entirety with the following:

     Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3) Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease (the "Merger"). The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of West Virginia and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the West Virginia Corporation Act (the "WVCA").

     2.2  Articles of Incorporation and By-Laws of the Surviving
Corporation. Sections 2.1 and 2.2 of the Merger Agreement shall be deleted and replaced in their entirety with the following:

     2.1 The Articles of Incorporation. The Articles of Incorporation ("Articles") of the Company in effect at the Effective Time shall be the Articles of the Surviving Corporation, until duly amended in accordance with the terms thereof and the WVCA.

     2.2 The By-Laws. The By-Laws of the Company in effect at the Effective Time shall be the By-Laws of the Surviving
     Corporation, until duly amended in accordance with the terms thereof and the WVCA.

     2.3  Conversion or Cancellation of Shares in the Merger.
Paragraph 4.1(c) of the Merger Agreement shall be deleted and replaced in its entirety with the following:

          At the Effective Time, each share of Common Stock, par value $1.00 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Merger Sub or the holders of such shares, be converted into one share of Common Stock of the Surviving Corporation.

     2.4 Modification or Amendment. Section 9.3 of the Merger Agreement shall be amended by the deletion of the phrase "and, if the Parent so requests, the Company agrees to amend this Agreement so that the Company is the Surviving Corporation."

     3. Counterparts. For the convenience of the parties hereto, this First Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     4. Merger Agreement. Except as herein expressly amended, the Merger Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. All references to the Merger Agreement shall mean such Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

     5. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of West Virginia.


     IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

                         ENERGY CORPORATION OF AMERICA


                         By  /s/ John Mork
                            --------------------------

                         EASTERN SYSTEMS CORPORATION


                         By  /s/ John Mork
                            ---------------------------

                         APPALACHIAN EASTERN SYSTEMS, INC.


                         By  /s/ John Mork
                            ---------------------------

                         ALLEGHENY & WESTERN ENERGY
                            CORPORATION

                         By  /s/ John G. McMillian
                            ----------------------------